Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 27, 2002

                Drexel Burnham Lambert Real Estate Associates II
             (Exact name of registrant as specified in its charter)


             New York                 2-85829                13-3202289
    (State or other jurisdiction     (Commission          (I.R.S. Employer
          of incorporation)          File Number)          Identification
                                                               Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                      (Address of principal executive offices)


         Registrant's telephone number, including area code (864) 239-1000

                                       N/A

                   (Former address, if changed since last report)

This Form 8/K-A amends the Registrant's current report on Form 8-K, previously filed with the Securities and Exchange Commission on July 3, 2002, to provide the financial information required by Item 304(a)(2) of Form 8-K and to amend certain information under Item 4 of Form 8-K related to the description of the change in the independent accountant relationship.

Item 4.    Changes in Registrant's Certifying Accountant


As of June 27, 2002, KPMG LLP the independent accountant previously engaged as the principal accountant to audit the financial statements of Drexel Burnham Lambert Real Estate Associates II (the "Registrant" or the "Partnership"), was dismissed. As of the same date, the firm of Ernst & Young LLP was engaged to provide the service for the Registrant.

The audit reports of KPMG LLP on the financial statements of the Partnership as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the board of directors of the general partner of the Partnership on June 27, 2002.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

During the Partnership's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through June 27, 2002, the Partnership did not consult with Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7.    Financial Statements and Exhibits

   (c)     Exhibits

           16.2   Letter  dated  June  27,  2002  from  the  former   accountant
                  regarding its concurrence with the statements made by the Registrant in this Current Report.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II


                            By:     DBL Properties Corporation
                                    Its General Partner


                             By:    /s/Patrick J. Foye
                                    Patrick J. Foye
                                    Executive Vice President


                            Date:   July 16, 2002

                                                                    Exhibit 16.2





June 27, 2002



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Ladies and Gentlemen:

We were previously principal accountants for Drexel Burnham Lambert Real Estate Associates II and, under the date of February 28, 2002, we reported on the financial statements of Drexel Burnham Lambert Real Estate Associates II as of December 31, 2001 and for the years ended December 31, 2001 and 2000. On June 27, 2002, our appointment as principal accountants was terminated. We have read Drexel Burnham Lambert Real Estate Associates II's statements included under
Item 4 of its amended Form 8-K dated June 27, 2002, and we agree with such statements, except that we are not in a position to agree or disagree with Drexel Burnham Lambert Real Estate Associates II's statement that the change was approved by the board of directors of the general partner of the Partnership.

Very truly yours,


KPMG LLP
Greenville, South Carolina